UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common stock	STZ	New York Stock Exchange
Class B Common stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 10, 2022, Constellation Brands, Inc. (the “Company”) filed an automatic shelf registration statement on Form S-3 (File No. 333-268289) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering an unspecified amount of shares of its Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), debt securities and certain other securities of the Company.

On November 10, 2022, the Company filed a prospectus supplement (the “Resale Prospectus Supplement”) to the Registration Statement registering the resale of up to an aggregate of 29,870,072 shares of Class A Common Stock (the “Shares”) which may be used by the selling stockholders identified therein to resell the Shares. The Shares are being registered pursuant to that certain Registration Rights Agreement, dated as of November 10, 2022, by and among the Company, Richard Sands, Robert Sands, other members of the Sands family and certain of their related entities (the “Sands Family Stockholders”), that was entered into in connection with the previously announced reclassification (the “Reclassification”) of the Company’s common stock to eliminate its Class B Common Stock, par value $0.01 per share (“Class B Common Stock”). As previously disclosed, on November 10, 2022, each share of Class B Common Stock issued and outstanding immediately prior to the effective time of the Reclassification was reclassified, exchanged and converted into one share of Class A Common Stock and the right to receive $64.64 in cash, without interest. Pursuant to the Registration Rights Agreement, the Sands Family Stockholders, who are the selling stockholders listed in the Resale Prospectus Supplement, will be provided certain rights relating to the resale of their Class A Common Stock.

The Company will not receive any proceeds from any sale of Shares by the selling stockholders.

The Company is filing this Current Report on Form 8-K to provide the legal opinion as to the validity of the Shares covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

For the exhibit that is filed herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(5)	OPINION RE LEGALITY

(5.1)	Opinion of the Executive Vice President and Chief Legal Officer of the Company regarding the validity of the Shares.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2022	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer